Exhibit 32

SECTION 906 CERTIFICATION

Certification of Principal Executive Officer and Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Registration Statement of Davion Healthcare Plc (the “Company”) on Form F-1 as filed with the Securities and Exchange Commission (the “Report”), the undersigned, in the capacities indicated below, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 1, 2025

By: /s/ Jack Harry Kaye

Name: Jack Harry Kaye

Title: Chief Executive Officer

Company: Davion Healthcare Plc

By: /s/ David Paul Alexander Over

Name: David Paul Alexander Over

Title: Commercial Director (Principal Financial Officer)

Company: Davion Healthcare Plc